NAREIT CONFERENCE NOVEMBER 2022

FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward- looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2

KEY TAKEAWAYS AND HIGHLIGHTS

DiamondRock Hospitality

KEY TAKEAWAYS

1. **Record Third Quarter Revenue and Profits**
   - *+8.7% RevPAR*
   - *+11.4% Total RevPAR*
2. **Reinstated Common Dividend**
3. **Completed $1.2B Refinancing**
4. **Repurchased $12M of Common Stock**
5. **ESG Excellence**
   - *GRESB Sector Leader (Hotels/America)*
   - *4 Green Stars*



KIMPTON FORT LAUDERDALE BEACH (FORT LAUDERDALE, FL)

2022 OUTLOOK(1)

RECORD REVENUES

- Expect total revenue to exceed comparable 2019 ($936MM)

RECORD HOTEL ADJUSTED EBITDA

- Expect Hotel Adjusted EBITDA to exceed comparable 2019 ($278MM)

STRONG GROUP PACE

- 91% of 2022 group room revenue on-the-books 22 vs 2019

(1) As of Third Quarter 2022 Conference Call

ROI PROJECTS

UPCOMING REPOSITIONINGS & CONVERSIONS

- Converting Hilton Burlington to a Curio in 2023
- Repositioning Hilton Boston to an urban lifestyle boutique hotel

RECENTLY COMPLETED ROI PROJECTS

- Margaritaville Beach House Key West
- The Hythe, Luxury Collection
- The Clio, Luxury Collection
- The Lodge at Sonoma, Autograph Collection

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4 PORTFOLIO Tranquility Bay Resort

DIAMONDROCK AT A GLANCE 9,548 ROOMS 34 PROPERTIES 23 GEOGRAPHIC MARKETS BALANCE SHEET SUMMARY DIVERSIFIED GEOGRAPHIC MIX Net Debt1 to LTM EBITDA2 Total Debt1 % of Debt at Fixed Rate1 DIVERSIFIED PORTFOLIO PRO FORMA Q3 2022 $1.2B 52% 4.2X % of 2019 Pro Forma EBITDA URBAN 56% LUXURY RESORT 13% LIFESTYLE RESORT 14% URBAN LIFESTYLE 16% 5 (1) As presented in the September 28, 2022 press release (2) As of end of Q3’22 Total Debt1 to Undepreciated Assets2 31%

PORTFOLIO: DATA TABLE 6 6Note: 2021A results used for Henderson Beach Resort, 2022 Forecast used for Kimpton Goodland, 2019A results used for all other hotels. 2019 PRO FORMA KEYS REVPAR ($) TREVPAR ($) REVENUE/KEY ($000s) EBITDA/KEY ($000s) % of 2019A EBITDA LUXURY RESORT 930 $281 $489 $179 $48 15% LIFESTYLE RESORT 1,312 $185 $302 $110 $32 15% LIFESTYLE URBAN 1,491 $185 $256 $93 $29 15% RESORT/LIFESTYLE 3,733 $209 $330 $120 $35 45% URBAN GATEWAY 5,815 $176 $240 $88 $27 55% TOTAL 9,548 $189 $275 $100 $30 100%

STRONG RESORT MARKET PRESENCE

DiamondRock HOSPITALITY

LUXURY RESORT

SAUSALITO, CA



CAVALLO POINT

SEDONA, AZ



L'AUBERGE DE SEDONA

VAIL, CO



THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL



HENDERSON PARK INN

MARATHON, FL



TRANQUILITY BAY RESORT

DESTIN, FL



HENDERSON BEACH RESORT

LIFESTYLE RESORT

FORT LAUDERDALE, FL



WESTIN FORT LAUDERDALE BEACH RESORT

FORT LAUDERDALE, FL



KIMPTON SHOREBREAK FORT LAUDERDALE BEACH RESORT

KEY WEST, FL



HAVANA CABANA

KEY WEST, FL



MARGARITAVILLE BEACH HOUSE KEY WEST

LAKE TAHOE, CA



THE LANDING RESORT AND SPA

SEDONA, AZ



ORCHARDS INN

SONOMA, CA



THE LODGE AT SONOMA RESORT

HUNTINGTON BEACH, CA



KIMPTON SHOREBREAK RESORT

URBAN LIFESTYLE

BURLINGTON, VT



HILTON BURLINGTON LAKE CHAMPLAIN

CHARLESTON, SC



RENAISSANCE CHARLESTON HISTORIC DISTRICT HOTEL

CHICAGO, IL



THE GWEN, A LUXURY COLLECTION HOTEL

DENVER, CO



HOTEL CLIO, A LUXURY COLLECTION HOTEL

PHOENIX, AZ



KIMPTON PALOMAR PHOENIX

SAN FRANCISCO, CA



HOTEL EMBLEM

NEW ORLEANS, LA



BOURBON ORLEANS HOTEL

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HIGH QUALITY PORTFOLIO IN KEY GATEWAY MARKETS 8 ATLANTA, GA ATLANTA MARRIOTT ALPHARETTA BOSTON, MA NEW YORK, NY FORT WORTH, TXDENVER, CO CHICAGO, IL CHICAGO MARRIOTT MAGNIFICIENT MILE WASHINGTON, DC WASHINGTON, DC SAN DIEGO, CA HILTON BOSTON DOWNTOWN-FANEUIL HALL BOSTON, MA NEW YORK, NY WESTIN BOSTON SEAPORT COURTYARD DENVER DOWNTOWN WESTIN WASHINGTON, D.C. CITY CENTER THE WORTHINGTON NEW YORK, NY WESTIN SAN DIEGO BAYVIEW COURTYARD MANHATTAN/FIFTH AVENUE COURTYARD MANHATTAN/MIDTOWN EAST HILTON GARDEN TIMES SQUARE CENTRAL EMBASSY SUITES BETHESDA URBAN GATEWAY SALT LAKE CITY, UT SALT LAKE CITY MARRIOTT DOWNTOWN

PORTFOLIO: OPERATOR AND GUEST MIX DIVERSIFICATION

DiamondRock Hospitality


30%
16%
10%
4%
3%
5%
2%
4%
4%
4%
1%
Aimbridge
Sage
Kimpton
Passport
Marriott
Evolution
Ocean Properties
Highgate
HEI
EOS
Vail
Viceroy

Note: % of 2019 proforma EBITDA,
2022 projected EBITDA used for Kimpton Ft. Lauderdale

BENEFITS OF SHORT-TERM AGREEMENTS

- **SUPERIOR COST CONTROLS**
  - Utilize most cost-effective procurement & sourcing
  - Identify cost-effective product alternatives
- **OWNER-CENTRIC CASH/CAPITAL MANAGEMENT**
  - Owner controls cash management and distribution
  - Owner dictates capital investment / purchasing decisions
- **HIGHER PROFITABILITY, LOWER COST OF OPERATIONS**
  - Management fees lower
  - Operating cost savings
  - Better profitability and flow-through

VALUATION PREMIUM: UNENCUMBERED VS. ENCUMBERED HOTELS **15% TO 20%**

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STRATEGIC PORTFOLIO CHANGES OVER THE LAST 10 YEARS PORTFOLIO MIX AVERAGE REVPAR UNENCUMBERED BY MANAGEMENT 2012 CURRENT 10 $134 $187 17% / 83% Leisure/Resort Urban 44% / 56% Leisure/Resort UrbanUrban Lifestyle included in Leisure/Resort 67% 6% >> MORE DIVERSIFIED >> >> 40% INCREASE >> >> FEWER ENCUMBRANCES >> % of Hotels Subject to Long-Term Brand-Managed (2019 Proforma EBITDA) (2019 Proforma RevPAR) % of Hotels Subject to Long-Term Brand-Managed

WHY DIAMONDROCK Henderson Beach Resort

DIAMONDROCK IS POSITIONED FOR OUTSIZED GROWTH POSITIVE MARKET OUTLOOK OPERATIONAL EXCELLENCE 2023 – 2024 SET UP COMPELLING ROI PIPELINE CAPACITY FOR GROWTH ESG EXCELLENCE 1 2 3 4 5 12 THE LODGE AT SONOMA 6

POSITIVE MARKET OUTLOOK The Lodge at Sonoma, Autograph Collection

50% 60% 70% 80% 90% 100% 110% 120% 130% 2018 2019 2020 2021 2022 Nominal GDP RevPAR STRONG MACRO FUNDAMENTALS Runway remaining for recovery compared against GDP 14 GDP AND REVPAR INDEXED TO 2018 13% Upside To Trendline 122% 108%

LONG TERM SUPPLY & DEMAND TRENDS 15 Undersupply of Leisure Hotels Should Benefit From Accelerating Demand 0.58% 1.27% Leisure Set Urban Set 2000-2020 Supply CAGR 2.7 1.3 Newly Flexible Days for U.S. Office Workers Total U.S. 2019 Room Night Demand New “Work from Anywhere Paradigm” Incremental Days of Location Flexibility vs. 2019 Total U.S. Room Night Demand Restraints on Incremental Competitive Supply • Scarcity of Developable Resort Land • Labor • Wage & Benefit Inflation • Availability • Materials • Raw Material Price Inflation • Longer Supply Chain Lead Times • Higher Shipping Costs 1.3B 2.7B In 2019, the average US office worker spent 4.4 days per week in the office. CBRE forecasts that to stabilize at 3.35 days per week. On a base of 50M U.S. office workers, the result is an incremental 2.7B days of worker locational flexibility.

LODGING AS AN INFLATIONARY HEDGE Hotel NOI growth has historically outpaced inflation, with smaller resorts having consistently higher RevPAR, even during recession years; Household income continues to break away from medium-term trend 16 • Healthy labor market • Wealthier average consumer and high-end consumer spending more resilient compared with the overall average • WFH flexibility increases leisure demand • Hybrid and remote work necessitate more frequent travel • Still upside in RevPAR recovery • Resort occupancy remains below pre-covid levels • Inbound international travel spending remains below pre-covid levels 1,100 bps premium to industry avg and 1,500 bps premium to inflation CAGR Comparison from 1972 – 1982 (Indexed to 1972) Personal Consumption Expenditures Source: US Department of Commerce and Wells Fargo Economics RevPAR Comparison from 1987 – 2022 Main Tailwinds

DURABILITY OF LEISURE RATES Leisure-focused markets have consistently outperformed during economic crises, Resorts benefit from higher RevPAR starting point relative to 2019 17

RECOVERY OF URBAN MARKETS Remote and hybrid work models are boosting travel with longer, blended trips and more frequent, smaller business travel; Skift estimates Digital Nomads to be a new $1B market in the US Urban Occupancy vs 2019 18 -43% -33% -24% -19% -23% -11% -11% -14% -7% 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 Jul Aug Sep Tuesday – Thursday RevPAR vs 2019 Source: GBTA, “Business Travel Index Outlook” (August 2022), Skift Research 31% 31% 33% 38% 2019 2020 2021 2022 Business Trips that Contain a Weekend Global Business Travel Revenues ($ Billion) Source: TripActions (April 2022), Skift Research Global Business Travel Revenues Year Over Year Growth (%) Source: Bank of America Research Source: Bank of America Research

OPERATIONAL EXCELLENCE The Gwen, a Luxury Collection Hotel

2022 YTD OPERATING RESULTS (1) Comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort as it was not operating in 2019 (2) Preliminary results (3) “Resort/Lifestyle” refers to Luxury Resort, Lifestyle Resort, and Urban Lifestyle hotels (4) “Urban” refers to Urban Gateway hotels 20 RECORD THIRD QUARTER REVENUE AND PROFITS 2022 COMPARABLE OPERATING RESULTS(1) Occ (%) ADR ($) RevPAR ($) RevPAR B/(W) 2019 Revenue ($000s) Revenue B/(W) 2019 Q1 55.8% 279.09 155.76 (3.5%) 197,263 (4.4%) Q2 74.9% 297.36 222.70 6.9% 279,445 7.4% Q3 75.1% 281.36 211.40 8.7% 266,952 11.7% Jul 74.9% 286.18 214.31 10.6% 89,790 12.7% Aug 74.6% 261.49 195.19 5.6% 83,760 9.8% Sep 75.9% 296.63 225.13 9.8% 93,401 12.5% Oct(2) 74.8% 306.32 229.24 6.7% 99,005 8.0% Q3 REVPAR VS PREVIOUS YEARS (3) (4) +29.3% +8.0% +55.5% +8.7% +26.8% -3.1% PORTFOLIO RESORT/LIFESTYLE URBAN vs 2021 vs 2019

CONSISTENT OUTPERFORMANCE AGAINST PEERS QUARTERLY REVPAR GROWTH (vs. 2019) 21Source: Company filings (1) Excludes DRH Q3 2022 PEER PERFORMANCE (vs. 2019) DRH XHR HST APLE PEB RLJ SHO PK AVG1 ADR Growth +18% 16% 21% 13% 20% 6% 16% 8% +14% Occupancy Growth -8% -16% -14% -5% -15% -10% -15% -15% -13% RevPAR Growth +9% -3% 4% 7% 1% -5% -2% -9% -1% Hotel EBITDA Growth +16% 1% 5% 5% -10% -11% -21% -24% -8% Adj. FFO Growth +4% -34% 9% 0% -15% -13% -17% -38% -16% -40% -30% -20% -10% 0% 10% Q1'22 Q2'22 Q3'22 DRH HST APLE XHR PEB RLJ SHO PK

34% 41% 48% 50% 56% 64% 92% 82% 76% 82% 84% 100% 78% 98% 106%104%107%110%113%110%112% 0% 20% 40% 60% 80% 100% 120% 140% % o f 2 01 9 Co m pa ra bl e To ta l Re ve nu e ROBUST REVENUE AND EBITDA RECOVERY 22 ■ CONSUMER SPEND SHIFT Consumers continue to spend on experiences rather than goods REVENUE RECOVERY ACCELERATING ROBUST EBITDA RECOVERY ■ NECESSITY OF TRAVEL Due to remote and hybrid work adoption, smaller but more frequent meetings ■ ENCOURAGING OUTLOOK Robust demand for both leisure and business; strong Group room revenue expected to be over 90% of 2019 levels RECENT TRENDS & OUTLOOK Note: Excludes the Kimpton Ft. Lauderdale Note: Excludes the Kimpton Ft. Lauderdale -30% -15% -5% 4% 40% 74% 69% 100% 113% 116% -60% -40% -20% 0% 20% 40% 60% 80% 100% 120% 140% Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 % o f 2 01 9 Co m pa ra bl e H ot el A dj . E BI TD A ■ RECORD Q3 HOTEL EBITDA ■ CONTINUED HOTEL EBITDA RECOVERY Strong quarter-on-quarter growth in recovery of Hotel Adjusted EBITDA

2023 – 2024 SETUP Kimpton Palomar Phoenix

2023-2024 POSITIONED FOR OUTSIZED GROWTH

DiamondRock Hospitality

LIFESTYLE/RESORT PORTFOLIO DRIVERS

DURABLE RESORT RATES

- ADR 35% above Q3'19, Over 5pp of occupancy upside to Q3'19

ROBUST OUT OF ROOM SPEND

- Sep'22 revenues outside of the room 31% above Sep'19

UP-BRANDINGS OF FOUR LIFESTYLE/RESORT HOTELS (2021-22)

- The Lodge at Sonoma Autograph Collection
- The Hythe, a Luxury Collection Hotel
- Margaritaville Beach House
- Hotel Clio, a Luxury Collection Hotel

HOTEL CLIO, A LUXURY COLLECTION HOTEL



URBAN PORTFOLIO DRIVERS

HILTON BOSTON DOWNTOWN/FANEUIL HALL



STRONG URBAN RATES & POSITIVE DEMAND TRAJECTORY

- ADR up +5% vs Q3'19, Over 6pp of occupancy upside to Q3'19

BUSINESS TRANSIENT GAINING MOMENTUM

- Q3 BT revenues increased to 91.2% of 2019 vs 87.6% of 2019 in Q2

IMPROVING GROUP TRENDS

- 91% of group room revenue on-the-books in 2022 vs 2019
- City-wide room nights in 2023/2024 expected to see gains vs 2019

UP-BRANDINGS OF TWO URBAN HOTELS

- Hilton Boston Downtown and Burlington Lake Champlain

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DIVERSIFIED SEGMENTATION & POSITIVE OPERATING TRENDS Group 23% Business Transient 28% Leisure Transient 49% 2022 YTD SEGMENTATION Q3’22 YTD Revenue BUSINESS TRANSIENT RECOVERY MID-WEEK URBAN OCCUPANCY IMPROVING GROUP BOOKING PACE LEISURE DURABILITY 0% 2% 4% 6% 8% 10% 12% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 M ID -W EE K O CC UP AN CY 25 $- $50 $100 $150 $200 $250 $300 Q1 Q2 Q3 Q4 LI FE ST YL E / LE IS UR E RE VP AR 2019 2022 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 Q2 Q3 Q4 FY % O F 20 19 G RO UP R EV EN UE Q1'22 Bookings Q2'22 Bookings Q3'22 Bookings

IMPROVING GROUP TRENDS WELL-POSITIONED FOR GROUP RECOVERY 26 ■ ENCOURAGING CITY-WIDE TRENDS Convention centers in major-markets forecast to surpass 2019 room nights CITYWIDE CONVENTION ROOM NIGHTS MARKET % of 2019A EBITDA 2019 2022E 2023E 2024E BOSTON 15% 349,030 330,927 438,015 394,007 CHICAGO 15% 1,141,525 1,152,616 1,108,912 1,157,232 WASHINGTON, DC 6% 387,442 400,059 390,418 440,528 SAN DIEGO 4% 732,411 659,976 800,806 868,393 PHOENIX 3% 290,541 305,057 316,250 298,831 TOTALS(1) 43% 2,900,949 2,848,005 3,053,681 3,159,031 (1) As of November 1, 2022. Source: Convention & Visitor Bureaus ■ LUCRATIVE BANQUETS RETURNING Quality of group demand on-the-books improves as we move through the year WESTIN BOSTON SEAPORT DISTRICT Growth in City-Wide Room Nights (2022-24) 11% Upside Potential in Full-Year Group Revenue $30 million

COMPELLING ROI PIPELINE Margaritaville Beach House Key West

ROI PIPELINE: $85MM+ OF ROI PROJECTS AT 40%+ IRRs

DiamondRock Hospitality

PROPERTY	PROJECT	ESTIMATED CAPITAL SPEND[1]	UNDERWRITTEN INCREMENTAL EBITDA[1]	ESTIMATED IRR[2]	ESTIMATED COMPLETION
LODGE AT SONOMA	Autograph Collection Conversion	$9.8	$1.4	25%	Completed
THE HYTHE, LUXURY COLLECTION	Luxury Collection Conversion	$8.4	$3.4	88%	Completed
HOTEL CLIO, LUXURY COLLECTION	F&B and Public Space Renovation	$2.5	$0.5	42%	Completed
	Luxury Collection Conversion	$3.6	$1.2	74%	Completed
MARGARITAVILLE BEACH HOUSE	Rebranding	$3.5	$1.3	82%	Completed
EMBASSY SUITES BETHESDA	Brand Conversion	$3.3	$0.5	28%	Completed
CHARLESTON RENAISSANCE	F&B Repositioning	$2.1	$0.5	52%	Completed
THE GWEN	Rooftop Conversion	$1.5	$0.3	42%	Completed
	Recently Completed	**$34.7**	**$9.1**	**58%**	
BOSTON HILTON	Repositioning/Rebranding	$6.4	$1.1	34%	2023
BURLINGTON HILTON	Curio Brand Conversion	$2.6	$0.8	68%	2023
	F&B Repositioning	$1.3	$0.4	68%	2023
KIMPTON FORT LAUDERDALE	Rooftop Conversion	$2.2	$0.3	23%	2023
HAVANA CABANA	F&B Repositioning	$1.1	$0.4	78%	2023
KIMPTON PALOMAR PHOENIX	Rooftop Repositioning	$3.7	$0.6	32%	2023
BOURBON ORLEANS	Lobby/Pool/Retail/F&B Repositioning	$8.8	$1.2	23%	2024
THE LANDING	Additional 14 Keys	$6.1	$1.2	42%	2024
ORCHARDS INN	Resort Repositioning	$19.8	$2.6	22%	2024
	Total in Planning	**$52.0**	**$8.6**	**33%**	
	Recently Completed & Active ROI Pipeline	**$86.7**	**$17.7**	**44%**	

(1) *Estimated Capital Spend and Estimated Incremental EBITDA based upon management proformas*
(2) *Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple*

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PROJECT COST IRR Completed $3.6MM 74% Mar 2022 PROJECT COST IRR Completed $9.8MM 25% Jul 2021 PROJECT COST IRR Completed $8.4MM 88% Nov 2021 JW MARRIOTT CHERRY CREEKSONOMA RENAISSANCE VAIL MARRIOTT 29Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple PROJECT COST IRR Completed $3.5MM 82% Nov 2021 SHERATON KEY WEST RECENTLY COMPLETED PROJECTS

CAPACITY FOR GROWTH L’Auberge de Sedona

(1) Reflects exercise of one-year extension of $300MM term loan COMPLETED $1.2B REFINANCING IN SEPTEMBER 2022 PROFORMA BALANCE SHEET BALANCE SHEET ENHANCED WITH SEPTEMBER REFINANCING 31 $77 $314 $300 $500 0 100 200 300 400 500 600 2022 2023 2024 2025 2026 2027 2028 Mortgages Term Loans and Revolver Units in $M • Doubled weighted-average debt maturity • No meaningful debt maturities until 2025 • Increased liquidity and balance sheet flexibility with undrawn revolver • Retained attractive pricing grid starting at 135 basis points over SOFR • Proceeds used to repay 2023 maturities by end of 2022 (1)

DEBT TARGET LEVERAGE STRATEGY PEER (NET DEBT + PREFERRED) / EBITDA Source: Baird Comp Sheet (10/28/22), Net Debt + Preferred / EBITDA 2022 32 $600M+ Total Available Liquidity 52% Fixed Rate Debt 88% Unencumbered by Year End 12.1 8.1 7.9 7.1 6.8 6.5 6.3 6.1 4.8 4.5 4.3 4.2 3.2 2.4 AHT INN PEB BHR HT PK RLJ CLDT RHP XHR DRH SHO APLE HST

RECENT ACQUISITIONS OUTPERFORMING UNDERWRITING BOURBON ORLEANS HOTEL (NEW ORLEANS, LA) 5 HOTELS ACQUIRED IN THE PAST 2 YEARS • Collectively performing $3M ahead of underwriting for 2022 Hotel Adjusted EBITDA • Total RevPAR projected to be up 39% as compared to 20191 • Collectively, acquisitions have an estimated NAV accretion of $30M+ HENDERSON PARK INN (DESTIN, FL) HENDERSON BEACH RESORT (DESTIN, FL) TRANQUILITY BAY (MARATHON, FL) KIMPTON FORT LAUDERDALE BEACH (FT LAUDERDALE, FL) 33 (1) Excludes Kimpton Fort Lauderdale as it was not operating in 2019

ESG EXCELLENCE Orchards Inn

ISS ESG RANKINGS(2) ISS-ESG CORPORATE RANKING Currently Ranked in Top 1% of all US Real estate companies DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation 3ENVIRONMENTAL 2SOCIAL 4GOVERNANCE GRESB ANNUAL RESULTS 2017 2018 2019 2020 2021 2022 DRH GRESB Score 53 75 81 84 86 82 Peer Score Average 57 58 69 69 72 65 Index to Peer Score Average 93% 129% 117% 122% 119% 126% RESPONSIBLE CORPORATE CITIZEN 35As of October 2022 2022 Updates • Sector Leader status for Hotels / Americas • Awarded 4 Green Stars as Top Performer and Sector Leader • Ranked 1st out of 6 in Hotel/Americas • Ranked 3rd out of 14 in Hotel/Listed sector 2022

ESG METRIC HIGHLIGHTS ENVIRONMENTAL SOCIAL GOVERNANCE BOARD COMPOSITION • Completed energy-saving pilot programs at two hotels; exploring rollout to remainder of portfolio • Launched composting program at Westin Wash., D.C. City Center; exploring rollout to remainder of portfolio • Installed “smart” thermostats and AI monitoring tool at seven hotels; 30 installations expected by year-end 2022 • Verification of 2021 energy, water, and waste emissions is currently underway • Completed first sustainability-linked lodging REIT facility • Utilized recycled, renewable, and biodegradable upholstery fabric, FSC certified wood, and locally sourced materials for new Sula Lounge at Cavallo Point • Evaluating several initiatives to further reduce carbon footprint, water and energy intensity, and waste 36 25% 25% 88% Racial Diversity Female Independent Female 44% Male 56% GENDER Caucasian 56% African American 13% Hispanic 16% Asian 16% ETHNICITY

SEASONED EXECUTIVE TEAM The Hythe, a Luxury Collection Hotel

EXTENSIVE MANAGEMENT AND HOSPITALITY EXPERIENCE



- Co-founded DRH in 2004 and successfully led its IPO in 2005
- Named Forbes' list of America's Most Powerful CEOs 40 and Under and a finalist for the E&Y Entrepreneur of the Year Award
- Extensive background in real estate, capital markets, and structured finance

MARK W. BRUGGER
CO-FOUNDER
PRESIDENT, CEO AND DIRECTOR



- Joined as CFO in 2019
- Previously Managing Director at Wells Fargo Securities where he co-founded Real Estate & Lodging Equity Research
- Served as AVP at AEW Capital Management, LP overseeing asset management and capital market transactions for diversified commercial real estate portfolio

JEFFREY J. DONNELLY
EXECUTIVE VP AND CFO



- Joined as COO in 2022
- Previously was at Walton Street Capital, LLC for 23 years, most recently as Senior Principal overseeing hotel investments. During his tenure, he oversaw hotel asset management which included 60 branded and independent hotels totaling over 20,000 rooms

JUSTIN LEONARD
EXECUTIVE VP AND COO



- Joined as General Counsel in 2010
- Previously worked for Marriott for 17 years initially as Assistant General Counsel and then as Senior Vice President for the Global Asset Management Group
- Prior to joining Marriott, worked as an Associate at a New York law firm

WILLIAM J. TENNIS
EXECUTIVE VP, GENERAL COUNSEL AND CORPORATE SECRETARY



- Joined as CIO in 2014
- Previously was Chief Investment Officer at Loews Hotels & Resorts
- Prior to that, served in senior investment roles with Kimpton Hotels and MeriStar Hospitality Corporation

TROY FURBAY
EXECUTIVE VP AND CIO



- Joined DRH in 2007
- Promoted to Chief Accounting Officer in 2014 and Treasurer in 2018
- Prior to DRH, was VP of Finance and Accounting for MeriStar Hospitality Corporation

BRIONY R. QUINN
SENIOR VP AND TREASURER

38